                                                                   Exhibit 99.12

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[367,167,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-SL1




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [LASALLE BANK NATIONAL ASSOCIATION]
                                     TRUSTEE





                               JANUARY [17], 2005

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES



The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                                        DEAL NAME                                                 DATA
DOC TYPE                                   OPTION ONE UNDERWRITING GUIDELINES
                                           Full Documentation                     %                                        37.00%
                                           Stated Income                          %                                        15.75
                                           Lite Documentation                     %                                         0.12
                                           SUB-TOTAL:                             %                                        52.88%
                                           ACCREDITED UNDERWRITING GUIDELINES
                                           Stated Income                          %                                         6.77%
                                           Full Documentation                     %                                         3.70
                                           Alternative Documentation              %                                         0.58
                                           SUB-TOTAL:                             %                                        11.04%
                                           OTHER UNDERWRITING GUIDELINES
                                           Stated Income                          %                                        25.82%
                                           Full Documentation                     %                                         7.69
                                           Other Documentation                    %                                         2.57
                                           SUB-TOTAL:                             %                                        36.08%
                                           TOTAL:                                 %                                       100.00%
MI DATA                                    MI FLAG                                Y/N                                           N
                                           % OF POOL COVERED                      %                                             0
                                           EFFECTIVE LTV                          %
FICO DISTRIBUTION                          FICO <460                              %
                                           FICO 460-479                           %
                                           FICO 480-499                           %
                                           FICO 500-519                           %
                                           FICO 520-539                           %
                                           FICO 540-559                           %
                                           FICO 560-579                           %
                                           FICO 580-599                           %                                        1.564%
                                           FICO 600-619                           %                                       13.443%
                                           FICO 620-639                           %                                       16.855%
                                           FICO 640-659                           %                                       14.093%
                                           FICO 660-679                           %                                       12.894%
                                           FICO 680-699                           %                                       10.773%
                                           FICO 700-719                           %                                        7.858%
                                           FICO 720-739                           %                                        8.225%
                                           FICO 740-759                           %                                        6.385%
                                           FICO >760                              %                                        7.910%

WA DTI


DTI DISTRIBUTION                           DTI <10.00                             %                                        2.406%
                                           DTI 10.00-19.99                        %                                        3.072%
                                           DTI 20.00-29.99                        %                                        9.309%
                                           DTI 30.00-39.99                        %                                       26.702%
                                           DTI 40.00-49.99                        %                                       47.204%
                                           DTI 50.00-59.99                        %                                       11.291%
                                           DTI 60.00-69.99                        %                                        0.016%

                                                        DEAL NAME                                                 DATA
LTV DISTRIBUTION                           LTV <20                                %                                        0.021%
                                           LTV 20.01-30                           %                                        0.008%
                                           LTV 30.01-40                           %                                        0.130%
                                           LTV 40.01-50                           %                                        0.097%
                                           LTV 50.01-60                           %                                        0.376%
                                           LTV 60.01-70                           %                                        0.389%
                                           LTV 70.01-80                           %                                        1.823%
                                           LTV 80.01-90                           %                                        6.895%
                                           LTV 90.01-100                          %                                       90.262%
                                           LTV >100                               %

                                                                                             DATA         DATA
LOAN BALANCE DISTRIBUTION                               $ 0-25,000              # & %          1,979         9.465%
                                                        $ 25,001-50,000         # & %          3,876        34.331%
                                                        $ 50,001-75,000         # & %          1,444        21.900%
                                                        $ 75,001-100,000        # & %            663        14.130%
                                                        $ 100,001-150,000       # & %            500        14.862%
                                                        $ 150,001-200,000       # & %             82         3.455%
                                                        $ 200,001-250,000       # & %             19         1.140%
                                                        $ 250,001-300,000       # & %              3         0.217%
                                                        $ 300,001-350,000       # & %              1         0.087%
                                                        $ 350,001-400,000       # & %              3         0.295%
                                                        $ 400,001-450,000       # & %              1         0.119%
                                                        $ 450,001-500,000       # & %
                                                        $ 500,001-550,000       # & %
                                                        $ 550,001-600,000       # & %
                                                        $ 600,001-650,000       # & %
                                                        $ 650,001-700,000       # & %
                                                        $ 700,001-750,000       # & %
                                                        $ 750,001-800,000       # & %
                                                        $ 800,001-850,000       # & %
                                                        $ 850,001-900,000       # & %
                                                        $ 900,001-950,000       # & %
                                                        $ 950,001-1,000,000     # & %
                                                        > $ 1,000,001           # & %

Please populate column D (&E) with the corresponding pool characteristics in Column B.

- For values in currency format, omit $.

- For values in percentage format, provide data to 3 decimal places and omit %.

- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.

- For MI Flag, Y or N.